UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2022

BIG 5 SPORTING GOODS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-49850	95-4388794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 East El Segundo Boulevard, El Segundo, California	90245
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (310) 536-0611

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BGFV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2022, the Board of Directors (the “Board”) of Big 5 Sporting Goods Corporation (the “Company”) approved and adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”). Among the changes contained in the Second Amended and Restated Bylaws are the following:

•

The Second Amended and Restated Bylaws revise the deadline for advance notice of business and nominations for an annual meeting of stockholders to provide that stockholder notice must be so received not less than 90 or more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. In addition, the amendments revise the deadline in the Second Amended and Restated Bylaws for advance notice of director nominations for a special meeting of stockholders where directors will be elected to generally not earlier than the 120th day prior to such special meeting and not later than the close of business on the 90th day prior to such special meeting, or, if later, the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

•

The Second Amended and Restated Bylaws revise the advance notice disclosure requirements to require the stockholder proposing business or nominating directors at an annual or special meeting of stockholders to provide additional information about the stockholder’s ownership of securities in the Company, including ownership of any “derivative security” that constitutes a “call equivalent position” or “put equivalent position” (as such terms are defined in Rule 16a-1(c), 16a-1(b) and 16a-1(h), respectively, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Such stockholder must also provide information with respect to any other derivative or synthetic arrangement in respect of any class or series of shares of the Company, including any arrangement having the characteristics of a long position or short position, or any contract, derivative, swap or other transaction or series of transactions, and with respect to any material pending or threatened legal proceeding involving the Company or any of its officers, directors or affiliates, material relationships and any direct or indirect interests in material contracts or agreements with the Company or any of its affiliates.

•

The Second Amended and Restated Bylaws require stockholders nominating directors to provide additional information regarding any person the stockholder proposes to nominate for election or re-election as a director (the “nominee”), including all information with respect to such nominee that would be required to be set forth in a stockholder’s notice if such nominee were a stockholder delivering such notice, and a description of any direct or indirect material interest in any material contract or agreement between or among the nominating stockholder and each nominee or his or her respective associates or any other participants (as defined in paragraphs (a)(i)-(vi) of Instruction 3 to Item 4 of Schedule 14A) in such solicitation. Additionally, whether nominated by a stockholder or the Board, the notice of director nomination must be accompanied by (i) a completed written questionnaire regarding certain background information on the nominee (including with respect to such nominee’s background, qualifications, stock ownership and independence) and (ii) a written representation and agreement by the nominee regarding compliance with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Company (and, if requested by such nominee, the Company shall provide to such nominee all such policies and guidelines then in effect) and the nominee’s intent to serve the entire term. Such nominee’s written representation and agreement must also include an attestation that such nominee is not, and will not become, a party to any voting agreement, arrangement or understanding with any person or entity as to how such nominee will act or vote on any issue or question, including any such commitment that could limit or interfere with the nominee’s ability to comply, if elected as a director of the Company, with such proposed nominee’s fiduciary duties, and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed to the Company. Further, the Second Amended and Restated Bylaws provide that stockholders would not be permitted to nominate more nominees than would be elected at the meeting.

•

With respect to stockholders proposing business, the Second Amended and Restated Bylaws require the stockholder to include a description of business intended to be brought before the meeting (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the bylaws, the language of the proposed amendment), as well as a representation that such stockholder intends, or is part of a group which intends, to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required to carry the proposal (or otherwise solicit proxies from stockholders in support of such proposal), a reasonably detailed description of all agreements, arrangements and understandings between the stockholder and any other beneficial holder in connection with the proposal and any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with a proxy solicitation pursuant to the Exchange Act. All disclosures must be provided with respect to all participants in the solicitation.

•

The Second Amended and Restated Bylaws require that the information provided in its notice or materials be updated or provided, as the case may be, so that such notice shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting.

•

The Second Amended and Restated Bylaws address the universal proxy rules adopted by the U.S. Securities and Exchange Commission by clarifying that no person may solicit proxies in support of a nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Exchange Act, including applicable notice and solicitation requirements. Further, any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for the exclusive use by the Board.

•

The Second Amended and Restated Bylaws provide that (i) the Court of Chancery of the State of Delaware (the “Chancery Court”) (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall be the exclusive forum for actions, suits or proceedings brought against the Company, and (ii) the federal district courts shall be the exclusive forum for the resolution of any complaint or cause of action arising under the Securities Act of 1933, as amended. The Second Amended and Restated Bylaws further enable the Company to initiate an action against a stockholder to enforce the exclusive forum requirements should the stockholder sue, or threaten to sue, in another jurisdiction.

•

The Second Amended and Restated Bylaws reduce the quorum at any meeting of stockholders to the holders of one-third (1/3) in voting power of the stock issued and outstanding and entitled to vote at the meeting, present in person or by proxy, or by remote communication, if applicable, unless otherwise provided by law or the Certificate of Incorporation.

•	The Second Amended and Restated Bylaws also include certain technical, conforming, modernizing or clarifying changes to the Second Amended and Restated Bylaws.

The Second Amended and Restated Bylaws are filed herewith as Exhibit 3.1. The foregoing description of the changes contained in the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Big 5 Sporting Goods Corporation, dated as of December 20, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG 5 SPORTING GOODS CORPORATION
(Registrant)

Date: December 22, 2022

/s/ Barry D. Emerson
Barry D. Emerson
Executive Vice President, Chief Financial Officer and Treasurer